                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to 14a-12

                           Peet's Coffee & Tea, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (6) Amount Previously Paid:

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     (7) Form, Schedule or Registration Statement No.:

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     (8) Filing Party:

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     (9) Date Filed:

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

                           PEET'S COFFEE & TEA, INC.
                               1400 Park Avenue,
                       Emeryville, California 94608-3520

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2001

                               ----------------

To The Shareholders Of Peet's Coffee & Tea, Inc.:

   Notice Is Hereby Given that the Annual Meeting of Shareholders of Peet's Coffee & Tea, Inc., a Washington corporation (the "Company"), will be held on Thursday, May 24, 2001 at 10:00 a.m., local time at The Claremont Hotel, 41 Tunnel Road, Berkeley, California 94705, for the following purposes:

   1. To elect two directors to hold office until the 2004 Annual Meeting of Shareholders.

   2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 30, 2001.

   3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors has fixed the close of business on April 2, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ JAMES A. REYNOLDS

                                          James A. Reynolds
                                          Secretary

Emeryville, California
April 19, 2001


 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           PEET'S COFFEE & TEA, INC.
                               1400 Park Avenue,
                       Emeryville, California 94608-3520

                               ----------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                                 April 19, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of Peet's Coffee Tea, Inc., a Washington corporation ("Peet's" or the "Company"), for use at the Annual Meeting of Shareholders to be held on May 24, 2001, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Claremont Hotel, 41 Tunnel Road, Berkeley, California 94507. The Company intends to mail this proxy statement and accompanying proxy card on or about April 19, 2001, to all shareholders entitled to vote at the Annual Meeting.

Solicitation

   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

   Only holders of record of Common Stock at the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 2, 2001, the Company had outstanding and entitled to vote 8,147,856 shares of Common Stock.

   Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

   All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions. Brokers have discretionary authority to vote on proposals 1 and 2. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders, but are not counted in determining whether a matter has been approved.

Voting Via the Internet or by Telephone

   Shareholders may grant a proxy to vote their shares by means of the telephone or on the Internet.

   The telephone and Internet voting procedures below are designed to authenticate shareholders' identities, to allow shareholders to grant a proxy to vote their shares and to confirm that shareholders' instructions have been recorded properly. Shareholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

 For Shares Registered in Your Name

   Shareholders of record may go to http://www.eproxyvote.com/peets to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any shareholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-877-PRX-VOTE (1-877-779-8683) and following the recorded instructions.

 For Shares Registered in the Name of a Broker or Bank

   Most beneficial owners whose stock is held in "street name" receive instructions for granting proxies from their banks, brokers or other agents, rather than using the Company's proxy card.

   A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

 General Information for All Shares Voted Via the Internet or By Telephone

   Votes submitted via the Internet or by telephone must be received by 11:59 p.m. on May 23, 2001. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

   Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1400 Park Avenue, Emeryville, California 94608-3520, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Shareholder Proposals

   The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission ("SEC") is December 20, 2001. Shareholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so not later than February 23, 2002 nor earlier than January 24, 2002. Shareholders are also advised to review the Company's Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

   A copy of the Company's Amended and Restated Bylaws is available without charge upon written request to: Corporate Secretary, Peet's Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, California 94608-3520.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors unless the Board determines by resolution that such vacancies shall be filled by the shareholders. A director elected to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

   The Board of Directors is presently composed of five members. There are two directors in the class whose term of office expires in 2001, Christopher P. Mottern and Laurence B. Mindel. Mr. Mindel has decided not to stand for re-election. The Board of Directors has nominated Jean-Michel Valette to fill the vacancy left by Mr. Mindel. If elected at the Annual Meeting, each of the nominees would serve until the 2004 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

   Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2004 Annual Meeting

 Christopher P. Mottern

   Christopher P. Mottern has served as President and Chief Executive Officer and as a director of the Company since May 1997. From 1992 to 1996, Mr. Mottern served as President of The Heublein Wines Group, a manufacturer and marketer of wines and now a subsidiary of United Distillers & Vintners Ltd. From 1986 through 1991, he served as President and Chief Executive Officer of Capri Sun, Inc., one of the largest single-service juice drink manufacturers in the United States. Mr. Mottern currently serves as a director, member of the compensation committee and Chairman of the audit committee of Valley Media, Inc.

 Jean-Michel Valette

   Jean-Michel Valette has worked as an independent advisor to branded consumer companies since June 2000. From August 1998 to May 2000, he was Chief Executive Officer and President of Franciscan Vineyards, Inc., a premium wine company with operations in California and Chile. Prior to joining Franciscan Vineyards, Mr. Valette was a Managing Director of Hambrecht & Quist, Inc., a San Francisco-based investment bank and venture capital company. Mr. Valette currently serves as a director of Select Comfort, Inc.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2002 Annual Meeting

 H. William Jesse, Jr.

   H. William Jesse, Jr. has served as Chairman of the Board since January 2001 and as a director of the Company since August 1998. Mr. Jesse is Chairman of Jesse.Hansen&Co, strategic and financial advisors to high-growth consumer companies. He founded the firm in 1986, and served as its President and Chief Executive Officer through March 1998. Since 1988, Mr. Jesse has served as Chairman and Chief Executive Officer of Vineyard Properties Corporation, a developer of wine grape vineyards. In 1998, he also served as interim Chairman and Chief Executive Officer of Food.com, Inc. Mr. Jesse currently serves as a director of the 3DO Company.

 Gordon A. Bowker

   Gordon A. Bowker has served as a director of the Company from 1971 to 1987 and from September 1994 to the present. Since 1986, Mr. Bowker has been a principal and investor of Apanage Inc., a real estate development company. Mr. Bowker has 20 years of experience with publicly traded and private companies as an investor, founder, director and marketing advisor. He co-founded Starbucks Coffee Company, Redhook Ale Brewery, Incorporated and Seattle Weekly.

Director Continuing in Office Until the 2003 Annual Meeting

 Gerald Baldwin

   Gerald Baldwin has served as a director of the Company since 1971 and as Chairman of the Board from 1994 through January 2001. From 1971 until 1994, Mr. Baldwin was President and Chief Executive Officer of the Company, which he co-founded in 1971.

Board Committees and Meetings

   During the year ended December 31, 2000, the Board of Directors held three meetings and acted by unanimous written consent four times. The Board has an Audit Committee and a Compensation Committee.

   The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three directors: Messrs. Mindel, Jesse and Bowker. It did not meet or act during such fiscal year. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Appendix A.

   The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options and stock purchase rights to employees and consultants under the Company's stock option and stock purchase plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two outside directors: Messrs. Mindel and Jesse. It did not meet during such fiscal year but it did act by unanimous written consent three times.

   During the year ended December 31, 2000, each Board member attended all of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

Report of the Audit Committee of the Board of Directors*

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

   In this context, the Committee has met and held discussions with management and Deloitte & Touche LLP, the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

   In addition, the Committee has discussed with the independent auditors, the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussion With Audit Committees).

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                          THE AUDIT COMMITTEE

                                          H. William Jesse, Jr.
                                          Laurence B. Mindel
                                          Gordon A. Bowker



--------
* The Report of the Audit Committee is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

                                   PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the year ending December 30, 2001 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since 1996. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

   Shareholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

   The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. For purposes of this vote, abstentions will not be counted in determining whether this matter has been approved. Shares represented by executed proxies will be voted, if no abstention or vote against is marked, for the ratification of Deloitte & Touche LLP as the Company's independent auditors.

   Audit Fees. During the year ended December 31, 2000, the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates ("Deloitte") for the audit of the Company's financial statements for such year and for the nine months ended October 1, 2000 and for the reviews of the Company's interim financial statements were approximately $180,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000.

   All Other Fees. The aggregate fees billed by Deloitte for services rendered to the Company, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2000 were approximately $450,000, including approximately $400,000 for services provided in connection with the initial public offering of the Company's Common Stock.

   The Audit Committee has determined the rendering of the information technology consulting services and all other non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditors' independence.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth information with respect to the Company's directors, nominees for election as director and executive officers:

Name                      Age                          Position
----                      ---                          --------
Christopher P. Mottern..   57 Chief Executive Officer, President and Director
William M. Lilla........   45 Executive Vice President
Mark N. Rudolph.........   42 Chief Financial Officer, Vice President and Assistant
                               Secretary
Peter B. Mehrberg.......   42 Vice President, Business Development and General Counsel
James A. Reynolds.......   62 Vice President, Coffee and Tea, and Secretary
Deborah McGraw..........   59 Vice President, Retail Operations
Bruce A. MacLaren.......   54 Vice President, Direct Delivery
Michael J. Cloutier.....   46 Chief Information Officer and Vice President, Information
                               Systems
Gerald Baldwin..........   58 Director
Gordon A. Bowker........   58 Director
H. William Jesse, Jr. ..   49 Director and Chairman of the Board
Jean-Michel Valette.....   40 Nominee for Election as Director

   Set forth below is the biographical information for the Company's executive officers.

   Christopher P. Mottern (see Nominees for Election above).

   William M. Lilla has served as Executive Vice President since December 2000. He served as Vice President, Marketing and Strategy from April 1998 to December 2000. Before joining Peet's, Mr. Lilla was employed by The Heublein Wines Group as Vice President of Strategy from October 1997 to April 1998, Vice President of Marketing from September 1994 to October 1997, and Director of Marketing from September 1993 to September 1994.

   Mark N. Rudolph has served as Chief Financial Officer since September 1988. He was appointed Vice President and Assistant Secretary in September 1994.

   Peter B. Mehrberg has served as Vice President, Business Development since October 1999 and as General Counsel since September 1994. Mr. Mehrberg served as Vice President, Real Estate from June 1997 to 1999 and as Director of Real Estate from July 1994 to June 1997.

   James A. Reynolds has served as Vice President, Coffee and Tea since February 1994, and as Secretary since February 1988. He also served as a director from 1985 to 1997. He joined Peet's in 1984.

   Deborah McGraw has served as Vice President, Retail Operations since October 1995. She has worked for Peet's in various capacities since 1983. Ms. McGraw became a store manager in 1989 and was promoted to District Manager in March 1989, to Regional Director in January 1994, and to Director of Retail Operations in September 1994.

   Bruce A. MacLaren has served as Vice President, Direct Delivery since July 1999. From 1993 until February 1999, he served as Director of Information Systems for The Heublein Wines Group.

   Michael J. Cloutier has served as Vice President, Information Systems since August 1999. He was a Systems Manager for Peet's from August 1999 to December 1999. Between October 1997 and August 1999, Mr. Cloutier founded and ran two computer consulting businesses, 1.2.1 Solutions and Pleasanton Partners, Inc. From April 1996 to October 1997, Mr. Cloutier served as Vice President, Operations of M1 Software, Inc., a software development company. From 1993 to April 1996, Mr. Cloutier was the Deputy Business and Strategic Planning Officer at the Mare Island Naval Shipyard.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table indicates information as of April 2, 2001 regarding the beneficial ownership of the Company's Common Stock by:

  . Each person known to the Board of Directors to own beneficially 5% or more of Common Stock;

  . Each of the Company's directors and nominees for election as a director;

  . Each of the named executive officers (identified in the Summary
    Compensation table under "Executive Compensation"); and

  . All of the Company's directors and executive officers as a group.

   Information with respect to beneficial ownership has been furnished by each director, officer or 5% or more shareholder, as the case may be. Except as otherwise noted below, the address for each person listed on the table is c/o Peet's Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, California 94608-3520. Applicable percentages are based on 8,147,856 shares outstanding on April 2, 2001, adjusted as required by the rules promulgated by the SEC.

   Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days of April 2, 2001. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

                          Principal Shareholders Table

                                        Number of Shares     Percentage of
Name of Beneficial Owner               Beneficially Owned Beneficial Ownership
------------------------               ------------------ --------------------
Directors and Executive Officers:
Gerald Baldwin........................     1,041,697             12.78%
Christopher P. Mottern (1)............       318,334              3.78%
H. William Jesse, Jr. (2).............       263,580              3.15%
Gordon A. Bowker (3)..................       134,342              1.64%
Mark N. Rudolph (4)...................       115,977              1.40%
William M. Lilla (5)..................        80,000                 *
Peter B. Mehrberg (6).................        68,633                 *
Laurence B. Mindel (7)................        32,776                 *
Jean-Michel Valette (8)...............             0                 *
All directors and officers as a group
 (13 persons)(9)......................     2,419,987             26.21%
5% Shareholders:
The TCW Group, Inc. (10)..............       997,665             12.24%
 865 South Figueroa Street
 Los Angeles, California 90017

--------
 * Less than 1%.

 (1) Includes 265,000 shares issuable upon the exercise of vested stock options.

 (2) Includes 200,000 shares issuable upon the exercise of a warrant issued to Jesse.Hansen&Co and 22,776 shares issuable upon the exercise of vested stock options.

 (3) Includes 32,776 shares issuable upon the exercise of vested stock options.

 (4) Includes 108,745 shares issuable upon the exercise of vested stock options.

 (5) Includes 67,500 shares issuable upon the exercise of vested stock options.

 (6) Represents shares issuable upon the exercise of vested stock options.

 (7) Represents shares issuable upon the exercise of vested stock options.

 (8) Mr. Valette is a nominee for election as a director at the Annual Meeting.

 (9) Includes 883,976 shares issuable upon the exercise of vested stock options and 200,000 shares issuable upon the exercise of a warrant.

(10) Based on information contained in Schedule 13G jointly filed by The TCW Group ("TCW") and Robert Day on February 12, 2001, TCW and Mr. Day (an individual who may be deemed to control TCW) have shared power to vote or to direct the vote, and shared power to dispose or direct the disposition, of 997,665 shares. These shares are held by subsidiaries of TCW (Trust Company of the West, TCW Asset Management Company, and TCW Investment Management Company) and Robert Day (Oakmont Corporation). TCW and Mr. Day disclaim beneficial ownership of such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

Compensation of Directors

   Each non-employee director of the Company receives a fee of $1,000 per meeting. In the year ended December 31, 2000, the total compensation paid to non-employee directors was $9,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

2000 Non-Employee Director Stock Option Plan

   The Board adopted a 2000 Non-Employee Director Stock Option Plan (the "Directors' Plan") effective upon the completion of the Company's initial public offering of its Common Stock. The plan provides for the automatic grant of nonstatutory stock options to purchase shares of Common Stock to the Company's non-employee directors. The aggregate number of shares of Common Stock that may be issued pursuant to these options under the plan is 330,000 shares.

   The Board of Directors administers automatic option grants to non-employee directors. Options granted to non-employee directors will generally be subject to the following terms:

  . The exercise price of options granted will be equal to the fair market value of the Common Stock on the date of grant;

  . The options will have a term of no more than ten years from the date they are granted;

  . Options granted are not transferable other than by will, by the laws of descent and distribution, by instrument to an intervivos or testamentary trust, and by gift to a member of the optionee's immediate family and are exercisable during the life of the optionee only by the optionee;

  . An optionee may designate a beneficiary who may exercise the option following the optionee's death; and

  . An optionee whose service relationship with Peet's or any affiliate
    (whether as a non-employee director of Peet's or subsequently as an employee, director or consultant of either Peet's or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (3 months generally, 12 months in the event of a disability, 18 months in the event of death).

   Upon the completion of the Company's initial public offering, subject to certain exceptions, each non-employee director was automatically granted an option to purchase 25,000 shares of Common Stock, which options vest monthly over 36 months. Any individual who becomes a non-employee director for the first time after the Company's initial public offering will automatically receive this initial grant upon being elected or appointed to the Board of Directors. On the day following each annual meeting of Peet's shareholders, commencing in 2001, any person who is then a non-employee director will automatically be granted an option to purchase 10,000 shares of Common Stock, provided that in the case of a non-employee director who had not served in that capacity for the entire period since the preceding annual meeting, then the number of shares subject to the annual grant shall be reduced, pro rata, for each full month the person did not serve during the previous period. Initial grants and annual grants vest over a period of three years from their date of grant.

   Prior to the completion of the Company's initial public offering, the Company from time to time granted options to non-employee directors under its 1993 Stock Option Plan, 1994 California Stock Option Plan and/or 1997 Equity Incentive Plan. During 2000, the Company did not grant any options to non-employee directors. As of April 2, 2001, no options had been exercised under the Directors' Plan and no options had been exercised by a non-employee director under the 1993 Stock Option Plan, the 1994 California Stock Option Plan or the 1997 Equity Incentive Plan.

   Mr. Jesse, a member of the Compensation Committee, is the Chairman of Jesse.Hansen&Co, a strategic and financial advisor to Peet's pursuant to an engagement letter dated as of December 9, 1996 between Jesse.Hansen&Co and Peet's. The Company paid Jesse.Hansen&Co $60,000 ($5,000 per month) in fiscal 2000 for advisory services rendered.

Compensation of Executive Officers

   The following table shows the compensation paid by the Company during the fiscal years ended January 2, 2000 (fiscal year 1999) and December 31, 2000 to the Chief Executive Officer and the other four most highly compensated executive officers whose total salary and bonus exceeded $100,000. These executive officers are referred to herein as the "named executive officers."

                           Summary Compensation Table

                                          Annual        Long Term
                                       Compensation    Compensation
                                    ------------------ ------------
                                                        Securities     Other
                             Fiscal  Salary             Underlying  Compensation
Name and Principal Position   Year   ($)(2)  Bonus ($)   Options       ($)(3)
---------------------------  ------ -------- --------- ------------ ------------
Christopher P. Mottern.....   2000  $350,000      --         --        $5,250
 President and Chief          1999  $257,742      --         --        $5,000
 Executive Officer

Gerald Baldwin.............   2000  $250,000      --         --        $5,000
 Chairman of the Board (1)    1999  $250,000  $63,750        --        $5,000

William M. Lilla...........   2000  $164,000      --      20,000       $4,550
 Executive Vice President     1999  $160,712  $29,036        --        $3,635

Mark N. Rudolph............   2000  $155,000      --      20,000       $5,250
 Chief Financial Officer      1999  $150,154  $27,418        --        $3,828
 and Assistant Secretary

Peter B. Mehrberg..........   2000  $144,803      --      20,000       $5,250
 Vice President, Business     1999  $136,692  $26,737        --           --
 Development and General
 Counsel

--------
(1) Mr. Baldwin resigned as Chairman of the Board in January 2000 but remains a director and remains employed in a reduced capacity by the Company.

(2) Includes amounts deferred at the election of the named executive officer pursuant to a plan established under Section 401(k) of the Internal Revenue Code.

(3) Amounts include matching 401(k) plan contributions. As permitted by rules promulgated by the SEC, no amounts are shown for 1999 or, with respect to certain "perquisites," where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

                       STOCK OPTION GRANTS AND EXERCISES

   Prior to the completion of the initial public offering, the Company granted options to its executive officers under its 1993 Stock Option Plan, 1994 California Stock Option Plan and 1997 Equity Incentive Plan. Effective upon the completion of the initial public offering, the Board adopted the 2000 Equity Incentive Plan. As of April 2, 2001, options to purchase a total of 2,037,856 shares were outstanding under all of the Company's plans and options to purchase 317,809 shares and 2,262 shares remain available for grant under the 2000 Equity Incentive Plan and the 1997 Equity Incentive Plan, respectively. Although no further options will be granted under the 1993 Stock Option Plan and 1994 California Stock Option Plan, options currently outstanding under those plans will continue in effect under the terms of those plans until such outstanding options are exercised or terminated in accordance with their terms.

   The following tables show for the year ended December 31, 2000, certain information regarding options granted to, and held at year end by, the named executive officers. No named executive officer exercised any stock options during the year ended December 31, 2000.

                       Option Grants in Last Fiscal Year

                          Individual Grants (1)                                      Potential Realizable
                          ---------------------                                        Value at Assumed
                          Number of  % of Total                                         Annual Rates of
                          Securities  Options                                      Stock Price Appreciation
                          Underlying Granted to Exercise Fair Market                  for Option Term(3)
                           Options   Employees   or Base  Value on    Expiration   -------------------------
Name                       Granted    in 2000   Price(2) Grant Date      Date        0%       5%      10%
----                      ---------- ---------- -------- ----------- ------------- ------- -------- --------
Christopher P. Mottern..       --       --          --        --               --      --       --       --
Gerald Baldwin..........       --       --          --        --               --      --       --       --
Mark N. Rudolph.........    20,000      7.1%     $6.375     $7.50    Feb. 18, 2010 $22,500 $116,834 $261,561
William M. Lilla........    20,000      7.1%     $6.376     $7.50    Feb. 18, 2010 $22,500 $116,834 $261,561
Peter B. Mehrberg.......    20,000      7.1%     $6.375     $7.50    Feb. 18, 2010 $22,500 $116,834 $261,561

--------
(1) All options granted to the named executive officers during 2000 were non-statutory stock options granted pursuant to the Company's 1997 Equity Incentive Plan. Twenty-five percent (25%) of the shares represented by each such grant vested immediately with the remaining shares vesting monthly over the three (3) years following the date of grant (February 18, 2000), provided the grantee continues to be employed by the Company.

(2) The exercise price per share of each option was equal to 85% of the fair market value of the Common Stock on the date of grant as determined by the Board of Directors after consideration of a number of factors, including, but not limited to, the Company's financial performance, market conditions, the preferred rights and privileges of shares of equity securities sold to or purchased by outside investors, and third-party appraisals.

(3) The potential realizable value is calculated based on the terms of the option at its time of grant (10 years). It is calculated assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the option term. The 5% and 10% assumed rates of appreciation are derived from SEC rules and do not represent the Company's estimate or projection of future Common Stock price.

                         Fiscal Year End Option Values

                              Number of Securities      Value of Unexercised
                             Underlying Unexercised         In-the-Money
                                   Options at                Options at
                                December 31, 2000       December 31, 2000(1)
                            ------------------------- -------------------------
Name                        Exercisable Unexercisable Exercisable Unexercisable
----                        ----------- ------------- ----------- -------------
Christopher P. Mottern.....   265,000      45,000      $530,000      $90,000
Gerald Baldwin.............       --          --            --           --
Mark N. Rudolph............   101,277      18,985      $297,331      $32,960
Peter B. Mehrberg..........    61,115      18,985      $135,473      $32,960
William M. Lilla...........    57,916      22,084      $112,395      $40,105

--------
(1) Assuming an $8.00 fair market value at December 31, 2000 equal to the Company's initial public offering price.

Employment, Severance and Change of Control Arrangements

 Change of Control Option Acceleration Plan

   In November 1998, the Company established the Change in Control Option Acceleration Plan. The plan provides for the acceleration of vesting of shares covered by outstanding options held by all of the Company's employees in the event of a change in control of the Company. Employees shall have the right to exercise their options immediately before the change in control. If any surviving or acquiring corporation assumes or substitutes such options, then to the extent the options are not exercised before the change in control, such assumed or substituted options shall be fully vested on and after the change of control.

 Key Employment Severance Plan

   In November 1998, the Company adopted the Key Employee Severance Benefit Plan to provide for the payment of severance benefits to the chairman of the board (if employed by the Company) and chief executive officer, all employees holding the position of vice president, and any other individual designated as an eligible employee under a Key Employee Agreement. Under the plan, if the employee's employment is, within 12 months after a change of control, involuntary terminated without cause or voluntarily terminated for good reason (a "change of control termination"), or the employee's employment is involuntarily terminated without cause at any other time, the employee will receive severance payments determined based on the employee's position and terms of service:

  . Two years of pay for the chairman of the board and the vice president of coffee;

  . One year of pay plus up to an additional one year of pay based on the term of the employee's employment with the Company (two years of pay in the event of a change of control termination) for the chief executive officer;

  . Six months of pay plus up to an additional 18 months of pay based on the term of the employee's employment with the Company (one year of pay in the event of a change of control termination) for each other vice president; and

  . Eight weeks of pay plus up to an additional 16 weeks of pay based on the term of the employee's employment with the Company (six months of pay in the event of change of control termination) for each designated eligible employee.

   In addition, the employee will receive an amount equal to the target bonus amount for the employee for the relevant period in which the employee's termination of employment occurs, prorated on a daily basis through the termination date. The Key Employment Severance Plan also provides for certain other benefits, including medical, disability and life insurance and participation in outplacement programs.

 Employment Agreements

   In 1999 and 2000, the Company entered into Key Employee Agreements with each of the named executive officers. These agreements provide for an initial base salary of (i) $250,000 for Messrs. Baldwin and Mottern, (ii) $148,000 for Mr. Rudolph, (iii) $155,000 for Mr. Lilla, and (iv) $134,000 for Mr. Mehrberg. These salary amounts are subject to annual adjustment at the discretion of the Compensation Committee of the Board of Directors. These agreements also provide for an annual performance bonus based on the achievement of certain performance objectives established by the Company, the amount of which bonus will be determined by the Board of Directors in its sole discretion.

   In addition, the agreements provide that if the executive is involuntarily terminated by the Company without cause or if the executive voluntarily terminates employment due to a "constructive termination," then the vesting of all of the executive's outstanding options to purchase Common Stock of the Company will accelerate and become fully exercisable upon the executive's termination of employment. Under the agreements, executives also are entitled to receive benefits to the extent provided under the Key Employee Severance Benefit Plan and the Change of Control Option Acceleration Plan.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                 COMPENSATION*

   The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee currently consists of H. William Jesse and Laurence B. Mindel, neither of whom is an employee of the Company. The Committee is responsible for setting the Company's policies regarding compensation and benefits, and administering the Company's employee stock option and stock purchase plans. In particular, the Committee evaluates the performance of management and determines the compensation and benefits of executive officers.

   The Company's executive management program is designed (i) to attract and retain outstanding executive officers capable of leading the Company to fulfillment of its business objectives and (ii) to establish an appropriate link between executive compensation and achievement of the Company's strategic and financial performance goals, including the enhancement of shareholder value. To that end, the Company's compensation program offers competitive compensation opportunities that reward individual contributions as well as corporate performance, based on the following policies and principles:

  . Implementation of competitive pay practices, taking into account the pay practices of other companies of comparable size and stage of development with which the Company competes for talented executives.

  . Emphasis on pay-for-performance as a component of compensation through annual incentive programs designed to reward executives for achievement of annual corporate financial performance goals.

  . Use of equity-based incentives designed to motivate executives to focus on long-term strategic objectives, to align the interests of management and the shareholders and to provide opportunities for management to share in the benefits that they achieve for the Company's shareholders.

   For 2000, the Company's executive compensation program included the following components: (i) base salary, (ii) annual incentives in the form of cash bonuses and (iii) long-term incentives in the form of options to purchase Common Stock. In establishing the size of an executive's opportunity for incentive compensation, including bonus and stock options, the Committee takes into account, in addition to general comparative information, the individual performance of the executive and the financial performance and strategic achievements of the Company during the prior year, the executive's level of responsibility and potential to influence or contribute to the Company's operations and direction and the quality of the executive's long-term strategic decisions made during the year. The Committee generally does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix. To the extent that qualitative factors are involved in the determination, the Committee must necessarily make a subjective assessment of performance.

Base Compensation

   Base salaries for executives were initially set in the key employment agreements between the executives and the Company. These base salaries are subject to annual review and adjustment. The Committee evaluates executive performance on the basis of a variety of factors, both individual and corporate, as well as level of responsibility, competitive factors and the Company's internal policies regarding salary increases. For 2000, the base salary of Christopher P. Mottern, the Company's President and Chief Executive Officer, was increased to $350,000, largely reflecting his contributions toward the Company's long-term strategic objectives, particularly
--------
* The Report of the Compensation Committee is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

his performance in leading the Company's expansion during a period of restructuring. The base salaries paid to other executives were increased for 2000 by amounts ranging up to 16%, reflecting primarily changes in position and responsibilities and their contributions to the Company in connection with the execution of the Company's long-term strategic initiatives.

Annual Incentive Compensation

   Annual bonuses are intended to reward executives for achievement of targeted corporate financial performance goals. At a meeting in November 1999, the Committee established the bonus potential for 2000 for each executive. Mr. Mottern elected to receive accelerated stock options for achieving performance goals in lieu of a cash bonus. The Compensation Committee met in December 2000 and approved a cash bonus plan for Mr. Mottern up to 40% of his annual salary effective in 2001. Executive Officers excluding Mr. Mottern were eligible to receive bonuses ranging from 25% to 30% of their respective base salaries if the Company achieved certain financial and individual performance goals. The goals, and the relative weights attributable to each, varied for each executive. The financial goal required to fund the bonus program was based on the achievement of a targeted level of pre-tax income established by the Board in the Company's operating plan. With respect to any target, bonuses are typically not paid unless the particular target is achieved in full, with the result that a substantial portion of each executive's compensation is "at risk." In all cases, the targeted financial goal for 2000 was not met, and, other than the acceleration of Mr. Mottern's options discussed below, no bonuses were awarded.

Long-Term Compensation

   Stock options under the Company's stock option plans are used to underscore the common interests of shareholders and management. Options are granted to executives to provide a continuing financial incentive to maximize long-term value to shareholders and to help make the executive's total compensation opportunity competitive. Options may be tax-qualified or nonstatutory. Prior to the Company's initial public offering, options typically had exercise prices set at 85% of the fair market value of the Common Stock on the date of the grant as determined by the Board of Directors. The Compensation Committee believes that options granted after the Company's initial public offering will typically have exercise prices set at the fair market value of the Common Stock on the date of grant. In addition, because stock options generally become exercisable over a period of several years, options encourage executives to remain in the long-term employ of the Company. In 1997, Mr. Mottern was granted an option to purchase 310,000 shares of Common Stock vesting over six years ending in 2002. During 2000, 30,000 of these shares vested. Under Mr. Mottern's Key Employee Agreement, the vesting of this option may be accelerated based on Mr. Mottern's performance. In 2000, the Board elected to accelerate the vesting of 45,000 of the shares covered by this option in lieu of a cash bonus. All other executive officers were granted an option to purchase 10,000 shares during 2000.

                                          THE COMPENSATION COMMITTEE
                                          H. William Jesse
                                          Laurence B. Mindel

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   As noted above, the Compensation Committee consists of Messrs. Jesse and Mindel. Mr. Jesse is also the Chairman of Jesse.Hansen&Co, which provides strategic and financial advice to the Company pursuant to an engagement letter dated as of December 9, 1996. The Company paid Jesse.Hansen&Co $60,000 ($5,000 per month) in fiscal 2000 for advisory services rendered. In addition, on May 23, 1997, the Company issued to Jesse.Hansen&Co a warrant to purchase up to 200,000 shares of Common Stock at an adjusted exercise price of $7.50 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   As discussed above under the "Compensation Committee Interlocks and Insider Participation" and elsewhere in this proxy statement, Mr. Jesse, a member of the Compensation Committee, is the Chairman of Jesse.Hansen&Co, to which the Company paid $60,000 ($5,000 per month) in fiscal 2000 for advisory services rendered.

   Mr. Mindel, a member of the Compensation Committee, is also the Chairman of Il Fornaio (America) Corporation, from which the Company purchased pastries and other food products for $262,000 during fiscal 2000.

   The Company believes that the terms of each of these transactions were at least as favorable as the terms that would have been obtained from an unaffiliated third party.

   The Company has entered into indemnity agreements with certain officers and directors. These agreements, among other things, provide for indemnification of the Company's directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any such person in any action or proceeding arising out of such person's services as a director or executive officer or at the Company's request to the full extent permitted by Washington law. The Company believes that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ JAMES A. REYNOLDS

                                          James A. Reynolds
                                          Secretary
April 19, 2001

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2000 is available without charge upon written request to: Corporate Secretary, Peet's Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, CA 94608-3520.

                                                                      APPENDIX A

                       CHARTER OF THE AUDIT COMMITTEE OF

                           THE BOARD OF DIRECTORS OF

                           PEET'S COFFEE & TEA, INC.

Purpose and Policy

   The Audit Committee of the Board of Directors of Peet's Coffee & Tea, Inc., a Washington corporation (the "Company") shall provide assistance and guidance to the Board of Directors in fulfilling its oversight responsibilities to the Company's shareholders with respect to the Company's corporate accounting and reporting practices as well as the quality and integrity of the Company's financial statements and reports. The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Audit Committee and the independent auditors, the Company's financial management and internal auditors.

Composition and Organization

   The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Audit Committee shall satisfy the independence and experience requirements of the Nasdaq National Market. The members of the Audit Committee will be appointed by and serve at the discretion of the Board of Directors. The operation of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 23B.08.250 of the Revised Code of Washington.

Responsibilities

   1. In fulfilling its responsibilities, the Audit Committee believes that its functions and procedures should remain flexible in order to address changing conditions most effectively. To implement the policy of the Audit Committee, the Committee shall be charged with the following functions:

   2. To recommend annually to the Board of Directors the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's shareholders.

   3. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefor, and all other matters the Audit Committee deems appropriate.

   4. To evaluate, together with the Board, the performance of the independent auditors and, if so determined by the Audit Committee, to recommend that the Board replace the independent auditors.

   5. To receive written statements from the independent auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the auditors any disclosed relationships or services that could affect the auditors' objectivity and independence and otherwise to take, and if so determined by the Audit Committee, to recommend that the Board take, appropriate action to oversee the independence of the auditors.

   6. To review, upon completion of the audit, the financial statements to be included in the Company's Annual Report on Form 10-K.

   7. To discuss with the independent auditors the results of the annual audit, including the auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the nature of significant risks and exposures, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

   8. To evaluate the cooperation received by the independent auditors during their audit examination, including any restrictions on the scope of their activities or access to required records, data and information.

   9. To confer with the independent auditors and with the senior management of the Company regarding the scope, adequacy and effectiveness of internal accounting and financial reporting controls in effect.

   10. To confer with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

   11. To review with counsel any significant regulatory or other legal matters that could have a material impact on the Company's financial statements, if, in the judgment of the Audit Committee, such review is necessary or appropriate.

   12. To investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel and a separate accounting firm for this purpose if, in the judgment of the Audit Committee, such investigation or retention is necessary or appropriate.

   13. To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

   14. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

   15. To report to the Board of Directors from time to time or whenever it shall be called upon to do so.

   16. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

Meetings

   The Audit Committee will hold at least one regular meeting per year and additional regular or special meetings as its members deem necessary or appropriate. Officers of the Company may attend these meetings at the invitation of the Audit Committee.

Minutes and Reports

   Minutes of each meeting of the Audit Committee shall be kept and distributed to each member of the Audit Committee, members of the Board of Directors who are not members of the Audit Committee and the Secretary of the Company. The Chairperson of the Audit Committee shall report to the Board of Directors from time to time, or whenever so requested by the Board of Directors.

                                  DETACH HERE

                                     PROXY

                           PEET'S COFFEE & TEA, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 24, 2001

     The undersigned hereby appoints Christopher P. Mottern, William M. Lilla and Mark N. Rudolph, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Peet's Coffee & Tea, Inc. to be held at The Claremont Hotel, 41 Tunnel Road, Berkeley, California 94705 on Thursday, May 24, 2001 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE
-----------                                                          -----------

-------------------                         ------------------
 Vote by Telephone                           Vote by Internet
-------------------                         ------------------

It's fast, convenient, and immediate        It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone        is immediately confirmed and posted
1-877-PRX-VOTE (1-877-779-8683)

----------------------------------------    ----------------------------------------
Follow these four easy steps:               Follow these four easy steps:

1. Read the accompanying Proxy Statement    1. Read the accompanying Proxy Statement
   and Proxy Card.                             and Proxy Card.

2. Call the toll-free number                2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).            http://www.eproxyvote.com/peet

3. Enter your 14-digit Voter Control        3. Enter your 14-digit Voter Control
   Number located on your Proxy Card           Number located on your Proxy Card
   above your name.                            above your name.

4. Follow the recorded instructions.        4. Follow the instructions provided.
----------------------------------------    ----------------------------------------

Your vote is important!                     Your vote is important!
Call 1-877-PRX-VOTE                         Go to http://www.eproxyvote.com/peet

Do not return your Proxy Card if you are voting by Telephone or Internet

                                    DETACH HERE

ZPTC?A
[X] Please mark
    votes as in
    this example.

  MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR LISTED BELOW, AND A VOTE "FOR" PROPOSAL 2.

  1. To elect two directors to hold office until the 2002                                                  FOR    AGAINST    ABSTAIN
     Annual Meeting of Shareholders.                                 2.  To ratify selection of Deloitte &  [_]      [_]        [_]
                                                                         Touche LLP, as independent auditors
     Nominees: (01) Christopher P. Mottern                               of the Company for its fiscal year
               (02) Jean-Michel Valette                                  ending December 30, 2001.

         FOR   [_]           [_] WITHHELD                                In their discretion, the proxies are authorized to vote
         ALL                     FROM ALL                                upon such other business as may property come before the
       NOMINEES                  NOMINEES                                meeting or any adjournments thereof.
                                                        MARK HERE [_]
  [_] ___________________________________               FOR ADDRESS
  (INSTRUCTION: To withhold authority to vote for any   CHANGE AND
  individual nominees write that nominee's name in      NOTE BELOW
  the space provided above)                                           MARK HERE IF YOU PLAN TO ATTEND THE MEETING              [_]

                                                                      Please vote, date and promptly return this proxy in the
                                                                      enclosed return envelope which is postage prepaid if mailed in the United States.

                                                                      Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign Executors, administrators, Trustees, guardians and
                                                                      attorneys-in-fact should add their titles. If a signer is a partnership, please sign in partnership name by authorized person.

Signature: _________________________________ Date: ____________   Signature: _________________________________ Date: ____________